Evergreen Stock Selector Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
September 30, 2001

                                                                                 Wachovia                Evergreen Stock
                                                                            Quantitative Equity           Selector Fund
                                           Evergreen Stock Selector Fund           Fund                     Pro Forma
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Combined   Combined Market
                                               Shares   Market Value        Shares   Market Value     Shares         Value
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 97.7%
CONSUMER DISCRETIONARY - 10.1%
Automobiles - 0.8%
     Ford Motor Co.                            79,852    $ 1,385,432                                   79,852    $ 1,385,432
     General Motors Corp.                      67,623      2,901,027       147,566    $ 6,330,580     215,189      9,231,607
                                                         -----------                  -----------                -----------
                                                           4,286,459                    6,330,580                 10,617,039
Hotels, Restaurants & Leisure - 1.5%
     Brinker International, Inc. *                                         269,282      6,360,440     269,282      6,360,440
     Darden Restaurants, Inc.                 135,200      3,549,000                                  135,200      3,549,000
     Harrahs Entertainment, Inc. * (p)          125,523      3,390,376                                 125,523      3,390,376
     Tricon Global Restaurants, Inc. *         74,181      2,909,379                                   74,181      2,909,379
     Wendy's International, Inc.              112,419      2,995,967                                  112,419      2,995,967
                                                         -----------                  -----------                -----------
                                                          12,844,722                    6,360,440                 19,205,162
Household Durables - 0.7%
     Lennar Corp.                                                 --       235,210      8,476,968     235,210      8,476,968
                                                         -----------                  -----------                -----------
Media - 2.6%
     AOL Time Warner, Inc. *                  362,926     12,012,850        46,324      1,533,323     409,250     13,546,173
     Liberty Media Corp., Class A *                                        491,336      6,239,966     491,336      6,239,966
     Metro-Goldwyn-Mayer, Inc. *                                           169,148      2,867,058     169,148      2,867,058
     USA Networks, Inc. *                     308,460      5,546,111                                  308,460      5,546,111
     Viacom, Inc., Class B *                  104,034      3,589,173                                  104,034      3,589,173
     Walt Disney Co.                           98,224      1,828,931                                   98,224      1,828,931
                                                         -----------                  -----------                -----------
                                                          22,977,065                   10,640,347                 33,617,412
Multi-line Retail - 3.0%
     Dillards, Inc., Class A                  229,375      3,020,869                                  229,375      3,020,869
     Federated Department Stores, Inc. *       56,032      1,580,102                                   56,032      1,580,102
     Kmart Corp. * (p)                          411,211      2,874,365                                 411,211      2,874,365
     Sears, Roebuck & Co.                     178,627      6,187,639                                  178,627      6,187,639
     Target Corp.                             137,860      4,377,055       222,357      7,059,835     360,217     11,436,890
     Wal-Mart Stores, Inc.                    303,376     15,017,112                                  303,376     15,017,112
                                                         -----------                  -----------                -----------
                                                          33,057,142                    7,059,835                 40,116,977
Specialty Retail - 1.5%
     American Eagle Outfitters, Inc. *                                      89,864      1,788,293      89,864      1,788,293
     Home Depot, Inc.                         154,819      5,940,405                                  154,819      5,940,405
     Lowe's Companies, Inc.                   218,839      6,926,254                                  218,839      6,926,254
     TJX Companies, Inc.                                                   174,167      5,730,093     174,167      5,730,093
                                                         -----------                  -----------                -----------
                                                          12,866,659                    7,518,386                 20,385,045
CONSUMER STAPLES - 11.5%
Beverages - 4.4%
     Adolph Coors Co. (p)                      53,837      2,422,665                                   53,837      2,422,665
     Anheuser-Busch Companies, Inc.           116,024      4,859,085       144,532      6,053,000     260,556     10,912,085
     Coca Cola Enterprises, Inc.              132,921      2,039,008                                  132,921      2,039,008
     Coca Cola Co.                            119,878      5,616,284                                  119,878      5,616,284
     PepsiCo., Inc.                           216,715     10,510,678       541,994     26,286,708     758,709     36,797,386
                                                         -----------                  -----------                -----------
                                                          25,447,720                   32,339,708                 57,787,428
Food & Drug Retailing - 2.7%
     Albertsons, Inc.                         159,502      5,084,924                                  159,502      5,084,924
     CVS Corp.                                                              74,119      2,460,750      74,119      2,460,750
     Kroger Co. *                             234,242      5,771,723                                  234,242      5,771,723
     Safeway, Inc. *                           81,294      3,228,998                                   81,294      3,228,998
     SuperValu, Inc.                          148,324      3,000,594       354,020      7,161,825     502,344     10,162,419
     Sysco Corp.                                                           342,801      8,755,137     342,801      8,755,137
                                                         -----------                  -----------                -----------
                                                          17,086,239                   18,377,712                 35,463,951
Food Products - 0.9%
     Archer-Daniels Midland Co.               190,710      2,401,039                                  190,710      2,401,039
     Conagra, Inc.                            239,463      5,375,944                                  239,463      5,375,944
     Unilever NV                               77,907      4,208,536                                   77,907      4,208,536
                                                         -----------                  -----------                -----------
                                                          11,985,519                           --                 11,985,519
Household Products - 0.9%
     Alberto Culver Co., Class B (p)             49,347      1,919,105                                   49,347      1,919,105
     Proctor & Gamble Co.                     144,992     10,553,968                                  144,992     10,553,968
                                                         -----------                  -----------                -----------
                                                          12,473,073                           --                 12,473,073
Personal Products - 0.8%
     Avon Products, Inc.                      109,997      5,087,361                                  109,997      5,087,361
     Kimberly-Clark Corp.                      94,606      5,865,572                                   94,606      5,865,572
                                                         -----------                  -----------                -----------
                                                          10,952,933                           --                 10,952,933
Tobacco - 1.8%
     Philip Morris Companies, Inc.            282,408     13,637,482       210,437     10,162,002     492,845     23,799,484
                                                         -----------                  -----------                -----------
ENERGY - 7.5%
Energy Equipment & Services - 0.6%
     Baker Hughes, Inc.                        58,715      1,699,799                                   58,715      1,699,799
     Nabors Industries, Inc. *                 71,407      1,497,405                                   71,407      1,497,405
     Rowan Co., Inc. *                        191,530      2,371,141                                  191,530      2,371,141
     Tidewater, Inc.                                                        87,205      2,327,500      87,205      2,327,500
                                                         -----------                  -----------                -----------
                                                           5,568,345                    2,327,500                  7,895,845
Oil & Gas - 6.9%
     Apache Corp.                             169,858      7,303,894                                  169,858      7,303,894
     BP Amoco Plc, ADR                                                      92,649      4,555,550      92,649      4,555,550

Evergreen Stock Selector Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
September 30, 2001

                                                                                 Wachovia                Evergreen Stock
                                                                            Quantitative Equity           Selector Fund
                                           Evergreen Stock Selector Fund           Fund                     Pro Forma
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Combined   Combined Market
                                               Shares   Market Value        Shares    Market Value    Shares         Value
-------------------------------------------------------------------------------------------------------------------------------
     Chevron Corp.                                                          49,649      4,207,752      49,649      4,207,752
     Conoco, Inc., Class A                                                 160,380      4,078,462     160,380      4,078,462
     Exxon Mobil Corp.                        481,093     18,955,064       474,086     18,678,987     955,179     37,634,051
     Kerr-McGee Corp.                         150,534      7,814,220                                  150,534      7,814,220
     Occidental Petroleum Corp.               127,735      3,109,070                                  127,735      3,109,070
     Phillips Petroleum Corp.                 272,120     14,678,153                                  272,120     14,678,153
     Sunoco, Inc.                             141,391      5,033,520                                  141,391      5,033,520
     Valero Engery Corp.                                                    61,955      2,174,620      61,955      2,174,620
                                                          ----------                   ----------                -----------
                                                          56,893,921                   33,695,371                 90,589,292
FINANCIALS - 19.3%
Banks - 6.4%
     Bank of America Corp.                    233,082     13,611,989        69,487      4,058,080     302,569     17,670,069
     Bank of New York Co., Inc.                                            129,708      4,539,780     129,708      4,539,780
     Charter One Financial, Inc.              186,024      5,249,606                                  186,024      5,249,606
     FleetBoston Financial Corp.              181,970      6,687,397                                  181,970      6,687,397
     National City Corp.                      214,677      6,429,576                                  214,677      6,429,576
     PNC Financial Services Group                                          115,811      6,630,179     115,811      6,630,179
     SouthTrust Corp.                         625,870     15,940,909       370,596      9,439,079     996,466     25,379,988
     Washington Mutual, Inc.                  212,705      8,184,888                                  212,705      8,184,888
     Wells Fargo & Co.                         89,086      3,959,873                                   89,086      3,959,873
                                                          ----------                   ----------                -----------
                                                          60,064,238                   24,667,118                 84,731,356
Diversified Financials - 8.5%
     Ambac Financial Group, Inc.                                           277,947     15,206,480     277,947     15,206,480
     Bear Stearns Companies, Inc.              73,264      3,663,933                                   73,264      3,663,933
     Citigroup, Inc.                          601,960     24,379,380       518,834     21,012,776   1,120,794     45,392,156
     Countrywide Credit Industries, Inc.       85,691      3,764,406                                   85,691      3,764,406
     Fannie Mae                               109,266      8,747,836                                  109,266      8,747,836
     Freddie Mac                               70,247      4,566,055                                   70,247      4,566,055
     J.P. Morgan Chase & Co.                  266,913      9,115,079       295,550     10,093,032     562,463     19,208,111
     Lehman Brothers Holdings, Inc.           126,625      7,198,631                                  126,625      7,198,631
     Morgan Stanley Dean Witter & Co.          62,045      2,875,786                                   62,045      2,875,786
     Providian Financial Corp.                 87,364      1,760,385                                   87,364      1,760,385
                                                          ----------                   ----------                -----------
                                                          66,071,491                   46,312,288                112,383,779
Insurance - 4.1%
     Allstate Corp.                           214,437      8,009,222                                  214,437      8,009,222
     American International Group, Inc.       175,662     13,701,636       101,923      7,949,993     277,585     21,651,629
     CIGNA Corp.                               27,381      2,271,254        55,589      4,611,107      82,970      6,882,361
     CNA Financial Corp. (p)                    121,423      2,691,210                                121,423      2,691,210
     Loew's Corp.                             116,069      5,371,673                                  116,069      5,371,673
     Marsh & McLennan Companies, Inc.                                       43,545      4,210,801      43,545      4,210,801
     MGIC Investment Corp.                     53,842      3,518,036                                   53,842      3,518,036
     PMI Group, Inc.                                                        32,340      2,017,692      32,340      2,017,692
                                                          ----------                   ----------                -----------
                                                          35,563,031                   18,789,593                 54,352,624
Real Estate - 0.3%
     Pulte Homes, Inc.                        140,711      4,312,792                           --     140,711      4,312,792
                                                          ----------                   ----------                -----------
HEALTH CARE - 15.4%
Biotechnology - 0.6%
     Amgen, Inc. *                                                          88,525      5,202,613      88,525      5,202,613
     Genetech, Inc. *                          65,130      2,865,720                                   65,130      2,865,720
                                                          ----------                   ----------                -----------
                                                           2,865,720                    5,202,613                  8,068,333
Health Care Equipment & Supplies - 2.0%
     Becton Dickinson & Co.                   144,858      5,359,746                                  144,858      5,359,746
     Biomet, Inc.                             181,268      5,302,089                                  181,268      5,302,089
     C.R. Bard, Inc.                          123,500      6,349,135                                  123,500      6,349,135
     Guidant Corp. *                           91,257      3,513,394       138,973      5,350,460     230,230      8,863,854
                                                          ----------                   ----------                -----------
                                                          20,524,364                    5,350,460                 25,874,824
Health Care Providers & Services - 1.8%
     Cardinal Health, Inc.                     32,899      2,432,881                                   32,899      2,432,881
     HCA-The Healthcare Corp.                 183,754      8,142,140                                  183,754      8,142,140
     HealthSouth Corp. *                      294,171      4,783,220                                  294,171      4,783,220
     Tenet Healthcare Corp. *                                               44,907      2,678,702      44,907      2,678,702
     Wellpoint Health Networks, Inc.,
     Class A *                                 47,810      5,218,462                                   47,810      5,218,462
                                                          ----------                   ----------                -----------
                                                          20,576,703                    2,678,702                 23,255,405
Pharmaceuticals - 11.0%
     Abbott Laboratories                       69,385      3,597,612                                   69,385      3,597,612
     Bristol-Myers Squibb Co.                 187,444     10,414,389       190,116     10,562,844     377,560     20,977,233
     Elan Corp. Plc, ADR * (p)                   81,403      3,943,975                                 81,403      3,943,975
     Johnson & Johnson Co.                    394,609     21,861,339       138,973      7,699,103     533,582     29,560,442
     Lilly (Eli) & Co.                                                      86,402      6,972,640      86,402      6,972,640
     Merck & Co., Inc.                        286,903     19,107,740        69,487      4,627,833     356,390     23,735,573
     Pfizer, Inc.                             618,052     24,783,885       162,136      6,501,653     780,188     31,285,538
     Pharmacia Corp.                          133,389      5,410,258        37,060      1,503,153     170,449      6,913,411
     Schering-Plough Corp.                    172,751      6,409,062       295,735     10,971,769     468,486     17,380,831
                                                          ----------                   ----------                -----------
                                                          95,528,260                   48,838,995                144,367,255
INDUSTRIALS - 9.6%
Aerospace & Defense - 2.7%
     Boeing Co.                               128,068      4,290,278                                  128,068      4,290,278
     General Dynamics Corp.                    79,136      6,989,291        77,061      6,806,027     156,197     13,795,318
     Lockheed Martin Corp.                    110,619      4,839,581                                  110,619      4,839,581

Evergreen Stock Selector Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
September 30, 2001

                                                                                 Wachovia                Evergreen Stock
                                                                            Quantitative Equity           Selector Fund
                                           Evergreen Stock Selector Fund           Fund                     Pro Forma
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Combined   Combined Market
                                               Shares   Market Value        Shares   Market Value     Shares         Value
-------------------------------------------------------------------------------------------------------------------------------
     Raytheon Co.                             117,661      4,088,720                                  117,661      4,088,720
     United Technologies Corp.                 84,028      3,907,302       104,401      4,854,646     188,429      8,761,948
                                                          ----------                   ----------                 ----------
                                                          24,115,172                   11,660,673                 35,775,845
Building Products - 0.2%
     American Standard Companies., Inc. *      51,924      2,855,820                           --      51,924      2,855,820
                                                          ----------                   ----------                 ----------
Commercial Services & Supplies - 1.1%
     Automatic Data Processing, Inc.          103,411      4,864,453                                  103,411      4,864,453
     Equifax, Inc.                             93,091      2,038,693                                   93,091      2,038,693
     First Data Corp.                          90,172      5,253,421                                   90,172      5,253,421
     R.R. Donnelley & Sons Co.                 91,052      2,462,957                                   91,052      2,462,957
                                                          ----------                   ----------                 ----------
                                                          14,619,524                           --                 14,619,524
Electrical Equipment - 0.4%
     Emerson Electric Co.                     107,889      5,077,256                           --     107,889      5,077,256
                                                          ----------                   ----------                 ----------
Industrial Conglomerates - 4.8%
     General Electric Co.                     796,434     29,627,345       355,772     13,234,717   1,152,206     42,862,062
     Textron, Inc.                             60,156      2,021,843                                   60,156      2,021,843
     Tyco International, Ltd.                 209,596      9,536,618       185,298      8,431,058     394,894     17,967,676
                                                          ----------                   ----------                 ----------
                                                          41,185,806                   21,665,775                 62,851,581
Road & Rail - 0.4%
     Burlington Northern Santa Fe Corp.       108,370      2,898,898                                  108,370      2,898,898
     Ryder Systems, Inc.                      114,488      2,288,615                                  114,488      2,288,615
                                                          ----------                   ----------                 ----------
                                                           5,187,513                           --                  5,187,513
INFORMATION TECHNOLOGY - 12.6%
Communications Equipment - 2.0%
     Avaya, Inc. *                            182,719      1,808,918                                  182,719      1,808,918
     Cisco Systems, Inc. *                    666,639      8,119,663       444,715      5,416,628   1,111,354     13,536,291
     Corning, Inc. *                                                       389,125      3,432,082     389,125      3,432,082
     Lucent Technologies, Inc.                183,246      1,050,000                                  183,246      1,050,000
     Nokia Corp., ADR                          96,243      1,506,203                                   96,243      1,506,203
     Nortel Networks Corp.                    242,950      1,362,950                                  242,950      1,362,950
     PanAmSat Corp.*                           77,960      1,818,027                                   77,960      1,818,027
     Scientific Atlanta, Inc. (p)                85,387      1,498,542                                 85,387      1,498,542
                                                          ----------                   ----------                 ----------
                                                          17,164,303                    8,848,710                 26,013,013
Computers & Peripherals - 3.9%
     Compaq Computer Corp.                    255,540      2,123,537                                  255,540      2,123,537
     EMC Corp. *                                                           463,244      5,443,116     463,244      5,443,116
     Hewlett-Packard Co.                      156,326      2,516,849                                  156,326      2,516,849
     International Business Machines Corp.    166,765     15,392,410       118,591     10,945,948     285,356     26,338,358
     Lexmark International Group, Inc.,
     Class A *                                 37,346      1,669,740        92,649      4,142,337     129,995      5,812,077
     Sun Microsystems, Inc. *                 191,664      1,585,061       648,542      5,363,441     840,206      6,948,502
     Unisys Corp. *                           178,537      1,546,130                                  178,537      1,546,130
                                                          ----------                   ----------                 ----------
                                                          24,833,727                   25,894,842                 50,728,569
Electronic Equipment & Instruments - 0.3%
     Agilent Technologies, Inc. *              67,765      1,324,806                                   67,765      1,324,806
     Solectron Corp. *                        237,566      2,767,644                                  237,566      2,767,644
                                                          ----------                   ----------                 ----------
                                                           4,092,450                           --                  4,092,450
IT Consulting & Services - 0.7%
     Affiliated Computer Services,
     Inc., Class A * (p)                         50,863      4,140,757                                 50,863      4,140,757
     Electronic Data Systems Corp.             86,752      4,995,180                                   86,752      4,995,180
                                                          ----------                   ----------                 ----------
                                                           9,135,937                           --                  9,135,937
Semiconductor Equipment & Products - 2.0%
     Applied Materials, Inc. *                 97,764      2,780,408                                   97,764      2,780,408
     Intel Corp.                              539,894     11,035,433       213,092      4,355,600     752,986     15,391,033
     Micron Technology, Inc. *                116,945      2,202,074                                  116,945      2,202,074
     Teradyne, Inc. *                          79,779      1,555,691                                   79,779      1,555,691
     Texas Instruments, Inc.                  185,403      4,631,367                                  185,403      4,631,367
                                                          ----------                   ----------                 ----------
                                                          22,204,973                    4,355,600                 26,560,573
Software - 3.7%
     Adobe Systems, Inc.                       42,633      1,022,339                                   42,633      1,022,339
     Autodesk, Inc. (p)                          63,012      2,020,165                                 63,012      2,020,165
     Compuware Corp. *                        219,305      1,826,811                                  219,305      1,826,811
     Micromuse, Inc. *                                                      18,530        105,250      18,530        105,250
     Microsoft Corp. *                        521,029     26,661,054       162,136      8,296,499     683,165     34,957,553
     Oracle Corp. *                           354,973      4,465,560       277,947      3,496,573     632,920      7,962,133
     Veritas Software Corp. *                                               46,324        854,215      46,324        854,215
                                                          ----------                   ----------                 ----------
                                                          35,995,929                   12,752,537                 48,748,466
MATERIALS - 1.6%
Chemicals - 0.6%
     Eastman Chemical Co.                      98,126      3,561,974                                   98,126      3,561,974
     Praxair, Inc.                                                          93,435      3,924,270      93,435      3,924,270
                                                          ----------                   ----------                 ----------
                                                           3,561,974                    3,924,270                  7,486,244
Construction Materials - 0.1%
     Martin Marietta Materials, Inc.                              --        32,266      1,261,923      32,266      1,261,923
                                                          ----------                   ----------                 ----------
Containers & Packaging - 0.0%
     Crown Cork & Seal Co., Inc.              127,318        291,558                           --     127,318        291,558
                                                          ----------                   ----------                 ----------
Metals & Mining - 0.6%
     Alcoa, Inc.                              100,796      3,125,684                                  100,796      3,125,684
     Freeport McMoRan Copper & Gold,
     Inc., Class B * (p)                        141,881      1,559,272                                141,881      1,559,272
     USX-U.S. Steel Group                     238,454      3,333,587                                  238,454      3,333,587
                                                          ----------                   ----------                 ----------

Evergreen Stock Selector Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
September 30, 2001

                                                                                  Wachovia                   Evergreen Stock
                                                                             Quantitative Equity              Selector Fund
                                          Evergreen Stock Selector Fund             Fund                        Pro Forma
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Combined  Combined Market
                                              Shares    Market Value       Shares      Market Value       Shares        Value
----------------------------------------------------------------------------------------------------------------------------------
                                                           8,018,543                             --                      8,018,543
Paper & Forest Products - 0.3%
     Weyerhaeuser Co.                                             --        83,384        4,061,635        83,384        4,061,635
                                                        ------------                   ------------                 --------------
TELECOMMUNICATION SERVICES - 5.6%
Diversified Telecommunication
Services - 5.4%
     AT&T Corp.                              150,449       2,903,666                                      150,449        2,903,666
     BellSouth Corp.                         164,139       6,819,975                                      164,139        6,819,975
     Global Crossing, Ltd. *                                               777,689        1,399,840       777,689        1,399,840
     MCI WorldCom, Inc. *                    598,774       9,005,561       321,562        4,836,292       920,336       13,841,853
     Qwest Communications
     International, Inc.                     156,421       2,612,231                                      156,421        2,612,231
     SBC Communications, Inc.                181,774       8,565,191                                      181,774        8,565,191
     Sprint Corp.                            169,110       4,060,331                                      169,110        4,060,331
     Verizon Communications, Inc.            226,883      12,276,639       331,423       17,933,299       558,306       30,209,938
     Williams Communications Group, Inc. *                                  95,242          112,386        95,242          112,386
                                                        ------------                   ------------                 --------------
                                                          46,243,594                     24,281,817                     70,525,411
Wireless Telecommunication Services - 0.2%
     AT&T Wireless Services, Inc. *          203,179       3,035,494                             --       203,179        3,035,494
                                                        ------------                   ------------                 --------------
UTILITIES - 4.5%
Electric Utilities - 3.1%
     American Electric Power Co., Inc.       102,664       4,438,165                                      102,664        4,438,165
     Cinergy Corp.                           155,972       4,814,856                                      155,972        4,814,856
     Duke Energy Corp.                                                     268,975       10,180,704       268,975       10,180,704
     Dynegy, Inc., Class A                    77,380       2,681,217                                       77,380        2,681,217
     Entergy Corp.                           115,705       4,114,470                                      115,705        4,114,470
     Exelon Corp.                             25,294       1,128,112                                       25,294        1,128,112
     Reliant Energy, Inc.                    134,243       3,533,276                                      134,243        3,533,276
     TXU Corp.                                96,992       4,492,669                                       96,992        4,492,669
     Xcel Energy, Inc.                       178,350       5,020,553                                      178,350        5,020,553
                                                        ------------                   ------------                 --------------
                                                          30,223,318                     10,180,704                     40,404,022
Gas Utilities - 1.0%
     El Paso Corp.                            75,448       3,134,864        42,421        1,762,593       117,869        4,897,457
     Keyspan Corp.                            98,573       3,276,566                                       98,573        3,276,566
     Sempra Energy                           222,399       5,504,375                                      222,399        5,504,375
                                                        ------------                   ------------                 --------------
                                                          11,915,805                      1,762,593                     13,678,398
Multi-Utilities - 0.4%
     Enron Corp.                                                            68,590        1,867,706        68,590        1,867,706
     Williams Companies, Inc.                                              115,811        3,161,640       115,811        3,161,640
                                                        ------------                   ------------                 --------------
                                                                  --                      5,029,346                      5,029,346

                                                        ------------                   ------------                 --------------
     Total Common Stocks                                $855,342,574                   $430,809,043                 $1,286,151,617

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Combined
                                       Principal                     Principal                      Principal   Combined Market
                                         Amount      Market Value      Amount       Market Value      Amount         Value
-------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 3.9%
U.S. TREASURY OBLIGATIONS - 0.3%
     U.S. Treasury Bills, 3.305%,
     11/23/2001 f                     $   750,000    $    746,351                                  $   750,000   $      746,351
     U.S. Treasury Bills, 3.519%,
     10/18/2001 f                         450,000         449,252                                      450,000          449,252
     U.S. Treasury Bills, 0.00%,
     12/20/2001 (n)                                                 $ 2,500,000     $  2,487,050     2,500,000        2,487,050
                                                     ------------                   ------------                 --------------
                                                        1,195,603                      2,487,050                      3,682,653
REPURCHASE AGREEMENT - 1.5%
     Goldman Sachs & Co., 3.14%,
     dated 09/28/2001, maturing
     10/01/2001, maturity value
     $19,407,323                                               --    19,405,630       19,405,630    19,405,630       19,405,630
                                                     ------------                   ------------                 --------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Combined   Combined Market
                                         Shares      Market Value       Shares      Market Value      Shares         Value
-------------------------------------------------------------------------------------------------------------------------------
MUTUAL FUND SHARES - 2.1%
     Evergreen Institutional Money
     Market Fund (o)                    4,485,015    $  4,485,015                                    4,485,015   $    4,485,015
     Navigator Prime Portfolio (pp)      23,702,514      23,702,514                                 23,702,514       23,702,514
                                                     ------------                   ------------                 --------------
                                                       28,187,529                             --                     28,187,529

     Total Short-Term Investments                      29,383,132                     21,892,680                     51,275,812
-------------------------------------------------------------------------------------------------------------------------------
     Total Investments
     (cost $1,228,205,552)- 101.6%                    884,725,706                    452,701,723                  1,337,427,429
     Other Assets and Liabilities
     - (1.6%)                                         (22,314,940)                       657,410                    (21,657,530)
                                                     ------------                   ------------                 --------------
     Net Assets - 100.0%                             $862,410,766                   $453,359,133                 $1,315,769,899
                                                     ============                   ============                 ==============

f All or a portion of the principal amount of this security was pledged to cover initial margin requirements for open futures contracts.

144A Security that may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.

*      Non-income producing security.

(n) Security issued in zero coupon form with no periodic interest payments but is acquired at a discount that results in a current yield to maturity.
       An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected income to be earned over the life of the bond from amortization of discount at acquisition.

(p)   All or a portion of this security is on loan.

(pp)  Represents investment of cash collateral received for securities on loan.

(o) The advisor of the Evergreen Fund and the advisor of the money market fund are each a subsidiary of Wachovia Corp.

Summary of Abbreviations:
ADR    American Depository Receipt


     At September 30, 2001, the Funds had open futures contracts outstanding as follows:

                                                                                                 Value at
                                                                             Initial Contract   September 30,     Unrealized
             Fund                        Expiration           Contracts           Amount           2001           Gain (Loss)
---------------------------------------------------------------------------------------------------------------------------------
  Evergreen Stock Selector Fund         December 2001     26 S&P 500 Index     $  6,658,807     $  6,784,050     $    125,243
  Wachovia Quantitative Equity Fund     December 2001     83 S&P 500 Index     $ 23,410,814     $ 21,656,775     $ (1,754,039)


              See Notes to Pro Forma Combining Financial Statements.

Evergreen Stock Selector Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Statement of Assets and Liabilities
September 30, 2001

                                                                             Wachovia                         Evergreen Stock
                                                     Evergreen Stock       Quantitative                      Selector Fund Pro
                                                      Selector Fund        Equity Fund       Adjustments           Forma
------------------------------------------------------------------------------------------------------------------------------
Assets
Identified cost of securities                         $ 913,790,764       $ 314,414,788                        $ 1,228,205,552
Net unrealized gains or losses on securities            (29,065,058)        138,286,935                            109,221,877
------------------------------------------------------------------------------------------------------------------------------
Market value of securities                              884,725,706         452,701,723                          1,337,427,429
Receivables for securities sold                                   0           3,043,705                              3,043,705
Receivable for Fund shares sold                           1,085,362               3,901                              1,089,263
Dividends and interest receivable                         1,174,603             457,758                              1,632,361
Receivable for daily variation margin on open
futures contracts                                           137,800             439,900                                577,700
Receivable from investment advisor                            5,991                   0                                  5,991
Prepaid expenses and other assets                            31,211                   0                                 31,211
------------------------------------------------------------------------------------------------------------------------------
     Total assets                                       887,160,673         456,646,987                          1,343,807,660
------------------------------------------------------------------------------------------------------------------------------
Liabilities
Payable for securities purchased                                  0           2,612,837                              2,612,837
Payable for Fund shares redeemed                            927,838             126,878                              1,054,716
Payable for securities on loan                           23,702,514                   0                             23,702,514
Advisory fee payable                                              0             266,270                                266,270
Distribution Plan expenses payable                              498              56,962                                 57,460
Due to custodian                                                  0             168,626                                168,626
Due to other related parties                                  6,939                   0                                  6,939
Accrued expenses and other liabilities                      112,118              56,281                                168,399
------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                   24,749,907           3,287,854                             28,037,761

------------------------------------------------------------------------------------------------------------------------------
Net assets                                            $ 862,410,766       $ 453,359,133                        $ 1,315,769,899
==============================================================================================================================

Net assets represented by
Paid-in capital                                       $ 970,165,405       $ 285,515,945                        $ 1,255,681,350
Undistributed (overdistributed) net investment
income (loss)                                                (5,411)           (331,190)                              (336,601)

Accumulated net realized gains or losses on
securities and futures contracts                        (78,809,413)         31,641,482                            (47,167,931)
Net unrealized gains or losses on securities and
futures contracts                                       (28,939,815)        136,532,896                            107,593,081
------------------------------------------------------------------------------------------------------------------------------
Net assets                                            $ 862,410,766       $ 453,359,133                        $ 1,315,769,899
==============================================================================================================================

Class A Shares
Net Assets                                            $  15,409,890       $  52,582,309                        $    67,992,199
Shares of Beneficial Interest Outstanding                 1,260,277           3,487,949         812,413 a            5,560,639
Net Asset Value                                       $       12.23       $       15.08                        $         12.23
Maximum Offering Price (based on sales charge of
5.75%)                                                $       12.98       $       16.00                        $         12.98

Class B Shares
Net Assets                                            $   2,017,320       $  15,892,365                        $    17,909,685
Shares of Beneficial Interest Outstanding                   170,618           1,068,912         275,211 a            1,514,741
Net Asset Value                                       $       11.82       $       14.87                        $         11.82

Class C Shares
Net Assets                                            $      87,763       $         108                        $        87,871
Shares of Beneficial Interest Outstanding                     7,293                   8               1 a                7,302
Net Asset Value                                       $       12.03       $       13.50                        $         12.03

Class I Shares
Net Assets                                            $ 843,929,195       $ 384,884,351                        $ 1,228,813,546
Shares of Beneficial Interest Outstanding                68,697,804          25,490,145       5,840,149 a          100,028,098
Net Asset Value                                       $       12.28       $       15.10                        $         12.28

Class IS Shares
Net Assets                                            $     966,598       $           0                        $       966,598
Shares of Beneficial Interest Outstanding                    79,053                  --              --                 79,053
Net Asset Value                                       $       12.23       $        0.00                        $         12.23

(a) Reflects the impact of converting shares of target fund into shares of the survivor fund.

             See Notes to Pro Forma Combining Financial Statements.

Evergreen Stock Selector Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Statement of Operations
Year Ended September 30, 2001

                                                                           Wachovia                          Evergreen Stock
                                                   Evergreen Stock       Quantitative                       Selector Fund Pro
                                                    Selector Fund        Equity Fund          Adjustments         Forma
-----------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign witholding taxes of
$29,461, $44,019 and $73,480, respectively)         $  13,128,732       $   7,336,166                           $  20,464,898
Securities lending income                                  87,008                   0                                  87,008
Interest income                                           422,701             903,201                               1,325,902
-----------------------------------------------------------------------------------------------------------------------------
Total investment income                                13,638,441           8,239,367                  0           21,877,808
-----------------------------------------------------------------------------------------------------------------------------

Expenses
Advisory fee                                        $   7,267,485       $   4,221,585           (239,058) a     $  11,250,012
Distribution Plan expenses                                 77,588             402,865                  0              480,453
Transfer agent fee                                        257,333              34,414            185,526  c           477,273
Administrative services fees                            1,101,134             430,858            172,555  e         1,704,547
Custodian fee                                             261,183             100,251             32,500  e           393,934
Printing and postage expenses                             141,306              14,519            (33,803) d           122,022
Registration and filing fees                              110,950              29,347            (35,559) d           104,738
Professional fees                                          27,534              21,853            (13,942) d            35,445
Trustees' fees and expenses                                26,567              12,805               (616) b            38,756
Interest Expense                                            7,183                   0                  0                7,183
Other                                                      33,928               8,040             (8,040) d            33,928
-----------------------------------------------------------------------------------------------------------------------------
Total expenses                                          9,312,191           5,276,537             59,563           14,648,291
Less: Expense reductions                                  (42,249)                                                    (42,249)
      Fee waivers                                      (1,241,529)             (3,489)          (591,956) f        (1,836,974)
-----------------------------------------------------------------------------------------------------------------------------
Net expenses                                            8,028,413           5,273,048           (532,393)          12,769,068
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                   5,610,028           2,966,319            532,393            9,108,740
-----------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gains or losses on
securities and futures contracts
Net realized gains or losses on:
   Securities                                         (54,902,208)         46,752,971                              (8,149,237)
   Futures contracts                                   (3,697,563)         (8,269,027)                            (11,966,590)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains or losses on securities and
futures contracts                                     (58,599,771)         38,483,944                  0          (20,115,827)
-----------------------------------------------------------------------------------------------------------------------------

Net change in unrealized gains or losses on
securities and futures contracts                     (286,289,208)       (260,988,532)                 0         (547,277,740)
-----------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gains or losses on
securities and futures contracts                     (344,888,979)       (222,504,588)                 0         (567,393,567)
-----------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from
operations                                          $(339,278,951)      $(219,538,269)         $ 532,393        $(558,284,827)
=============================================================================================================================

a Reflects a decrease based on the surviving fund's fee schedule and the average net assets of the combined fund.
b Reflects a decrease based on the combined asset level of the surviving fund.
c Reflects an increase due to an increase in shareholder accounts in the surviving fund.
d Reflects a savings resulting from the elimination of duplicate fees of the individual funds.
e Reflects an increase based on the surviving fund's fee schedule and the average net assets of the combined fund.
f Reflects adjustment for fee waivers. Fee waivers are necessary in the surviving fund.

             See Notes to Pro Forma Combining Financial Statements.

Evergreen Stock Selector Fund
Notes to Pro Forma Combining Financial Statements (Unaudited)
September 30, 2001

1. Basis of Combination - The Pro Forma Combining Statement of Assets and Liabilities, including the Pro Forma Combining Schedule of Investments and the related Pro Forma Combining Statement of Operations ("Pro Forma Statements"), reflect the accounts of Evergreen Stock Selector Fund ("Stock Selector Fund") and Wachovia Quantitative Equity Fund ("Quantitative Equity Fund") at September 30, 2001 and for the respective periods then ended.

      The Pro Forma Statements give effect to the proposed Agreement and Plan of Reorganization (the "Reorganization") to be submitted to shareholders of Quantitative Equity Fund. The Reorganization provides for the acquisition of all the assets and the identified liabilities of Quantitative Equity Fund by Stock Selector Fund, in exchange for Class A, Class B, Class C and Class I shares of Stock Selector Fund. Thereafter, there will be a distribution of Class A, Class B, Class C and Class I shares of Stock Selector Fund to the Class A, Class B, Class C and Class Y shareholders of Quantitative Equity Fund in liquidation and subsequent termination thereof. As a result of the Reorganization, the shareholders of Quantitative Equity Fund will become the owners of that number of full and fractional Class A, Class B, Class C and Class I shares of Stock Selector Fund having an aggregate net asset value equal to the aggregate net asset value of their shares of Quantitative Equity Fund as of the close of business immediately prior to the date that Quantitative Equity Fund net assets are exchanged for Class A, Class B, Class C and Class I shares of Stock Selector Fund.

      The Pro Forma Statements reflect the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the respective periods presented.

      The information contained herein is based on the experience of each Fund for the respective periods then ended and is designed to permit shareholders of the consolidating mutual funds to evaluate the financial effect of the proposed Reorganization. The expenses of Quantitative Equity Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by Evergreen Investment Management Company, LLC, a subsidiary of Wachovia Corporation. It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Stock Selector Fund.

      The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund incorporated by reference in the Statement of Additional Information.

2. Shares of Beneficial Interest - The Pro Forma net asset values per share assume the issuance of Class A, Class B, Class C and Class I shares of Stock Selector Fund which would have been issued at September 30, 2001 in connection with the proposed Reorganization. Class A, Class B, Class C and Class Y shareholders of Quantitative Equity Fund would receive Class A, Class B, Class C and Class I shares, respectively, of Stock Selector Fund based on conversion ratios determined on September 30, 2001. The conversion ratios are calculated by dividing the net asset value per share of Class A, Class B, Class C and Class Y of Quantitative Equity Fund by the net asset value per share of Class A, Class B, Class C and Class I, respectively, of Stock Selector Fund.

3. Pro Forma Operations - The Pro Forma Combining Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Pro Forma operating expenses include the actual expenses of the Funds adjusted to reflect the expected expenses of the combined entity. The combined pro forma expenses were calculated by determining the expense rates based on the combined average net assets of the two funds and applying those rates to the average net assets of the Stock Selector Fund for the twelve months ended September 30, 2001 and to the average net assets of the Quantitative Equity Fund for the twelve months ended September 30, 2001. The adjustments reflect those amounts needed to adjust the combined expenses to these rates.